EXHIBIT C
COMMISSIONS PAID TO AFFILIATED BROKERS

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NEUBERGER BERMAN EQUITY FUNDS
(Brokerage Commissions paid for fiscal year ended August 31, 2008)
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Fund	Affiliated	Commissions Paid	% of Total
	Broker		Commissions Paid
Neuberger Berman Century Fund	NB LLC	$150	0.75%
	LBI	$2,078	10.43%
Neuberger Berman Climate Change Fund	NB LLC	$0	0%
	LBI	$385	9.86%
Neuberger Berman Emerging Markets Equity Fund*	NB LLC	N/A	N/A
	LBI	N/A	N/A
Neuberger Berman Equity Income Fund	NB LLC	$1,958	2.92%
	LBI	$26,189	39.07%
Neuberger Berman Focus Fund	NB LLC	$0	0%
	LBI	$178,884	8.86%
Neuberger Berman Genesis Fund	NB LLC	$257	0.01%
	LBI	$460,247	10.45%
Neuberger Berman Guardian Fund	NB LLC	$70	0.01%
	LBI	$190,049	14.75%
Neuberger Berman International Fund	NB LLC	$0	0%
	LBI	$143,554	7.45%
Neuberger Berman International Institutional Fund	NB LLC	$0	0%
	LBI	$72,918	8.54%
Neuberger Berman International Large Cap Fund	NB LLC	$0	0%
	LBI	$18,767	5.97%
Neuberger Berman Large Cap Disciplined Growth Fund	NB LLC	$0	0%
	LBI	$421	3.69%
Neuberger Berman Mid Cap Growth Fund	NB LLC	$0	0%
	LBI	$63,454	9.27%
Neuberger Berman Partners Fund	NB LLC	$0	0%
	LBI	$478,769	11.82%
Neuberger Berman Real Estate Fund	NB LLC	$1,075	0.33%
	LBI	$25,805	7.98%
Neuberger Berman Regency Fund	NB LLC	$755	0.34%
	LBI	$29,664	13.42%
Neuberger Berman Select Equities Fund	NB LLC	$363	5.53%
	LBI	$448	6.82%
Neuberger Berman Small Cap Growth Fund	NB LLC	$0	0%
	LBI	$63,170	6.15%
Neuberger Berman Small and Mid Cap Growth Fund	NB LLC	$0	0%
	LBI	$2,524	9.76%
Neuberger Berman Socially Responsive Fund	NB LLC	$48	0.00%
	LBI	$144,113	14.39%

*The Fund did not commence operations until after August 31, 2008.

C-1

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LEHMAN BROTHERS INCOME FUNDS
(Brokerage Commissions paid for fiscal year ended October 31, 2008)
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Fund	Affiliated	Commissions Paid	% of Total
	Broker		Commissions Paid
Neuberger Berman California Tax-Free Money Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Core Bond Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman High Income Bond Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Municipal Money Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Municipal Securities Trust	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman New York Municipal Money Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Short Duration Bond Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Strategic Income Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Cash Reserves	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Government Money Fund*	NB LLC	$0	0%
	LBI	$0	0%
Neuberger Berman Tax-Free Money Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%

*Brokerage Commissions paid for fiscal year ended March 31, 2008.

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LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS
(Brokerage Commissions paid for fiscal year ended March 31, 2008)
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Fund	Affiliated	Commissions Paid	% of Total
	Broker		Commissions Paid
Neuberger Berman Treasury Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%

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NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES
(Brokerage Commissions paid for fiscal year ended March 31, 2008)
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Fund	Affiliated	Commissions Paid	% of Total
	Broker		Commissions Paid
Neuberger Berman Institutional Cash Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%
Neuberger Berman Prime Money Fund	NB LLC	$[____]	[____]%
	LBI	$[____]	[____]%

C-2